                                             EXHIBIT 99
                                       COLLATERAL TERM SHEETS




                                                                                  October 9, 2002

                                    $1,314,724,000 (Approximate)
                                   GSR Mortgage Loan Trust 2002-10
                               GS Mortgage Securities Corp., Depositor
                         Mortgage Pass-Through Certificates, Series 2002-10

Overview of the Offered Certificates
------------------------------------
------------------------------------------------------------------------------------------------------------------------------
|               |                   |               |           |             |            |                 | Moody's, S&P   |
|               |   Approximate     |               |  Expected | Initial     |  Estimated |    Principal    |    or Fitch    |
|               |    Principal      |  Collateral   |  Credit   | Pass-Through|  Avg. Life |     Payment     |    Expected    |
|  Certificates |     Balance       |     Group     |   Support | Rate (2)    |  (yrs) (3) |    Window (4)   |   Ratings (5)  |
|---------------|-------------------|---------------|-----------|-------------|------------|-----------------|----------------|
| A1            |    $633,373,000   |    Group I    |    2.85%  |   [ ]%      |    1.68    |  11/02 - 12/06  |   Aaa/AAA/AAA  |
| A2-A          |    $187,560,000   |   Group II    |    2.85%  |   [ ]%      |    0.55    |  11/02 - 12/03  |   Aaa/AAA/AAA  |
| A2-B          |     $99,714,000   |   Group II    |    2.85%  |   [ ]%      |    1.50    |  12/03 - 09/04  |   Aaa/AAA/AAA  |
| A2-C          |    $363,026,000   |   Group II    |    2.85%  |   [ ]%      |    3.83    |  09/04 - 08/07  |   Aaa/AAA/AAA  |
| B1            |     $17,837,000   |  Group I & II |    1.50%  |   [ ]%      |    4.24    |  11/02 - 11/08  |   Aa2/AA/AA    |
| B2            |      $6,607,000   |  Group I & II |    1.00%  |   [ ]%      |    4.24    |  11/02 - 11/08  |   A2/A/A       |
| B3            |      $6,607,000   |  Group I & II |    0.50%  |   [ ]%      |    4.24    |  11/02 - 11/08  |   Baa2/BBB/BBB |
| X1            |    $633,373,000(1)|    Group I    |     N/A   |   [ ]%      |    N/A     |    N/A          |   Aaa/AAA/AAA  |
| X2            |    $650,300,000(1)|   Group II    |     N/A   |   [ ]%      |    N/A     |    N/A          |   Aaa/AAA/AAA  |
|    Total      |  $1,314,724,000   |               |           |             |            |                 |                |
------------------------------------------------------------------------------------------------------------------------------

(1)   Notional Amount.
(2)   See the Coupons of the Certificates section of this Term Sheet for more information on the
      Pass-Through Rates of the Certificates.
(3)   Assuming payment based on a pricing speed of 40% CPR to the Bond Reset Date for the Group I
      Mortgage Loans, a pricing speed of 25% CPR to the Bond Reset Date for the Group II Mortgage
      Loans and a 10% Cleanup Call on the Subordinate Certificates.
(4)   The Stated Final Maturity for the Certificates is November 2032.
(5)   The Senior Certificates are being rated by two of Moody's, S&P and Fitch. The Subordinate
      Certificates are being rated by one of the Rating Agencies rating the Senior Certificates.


Selected Mortgage Pool Data
---------------------------

-----------------------------------------------------------------------------------------------
|                                               |   Group I     |   Group II    |     Total     |
| ----------------------------------------------|---------------|---------------|---------------|
| Scheduled Principal Balance:                  | $651,954,082  |  $669,337,600 | $1,321,331,681|
| Number of Mortgage Loans:                     |        1,335  |         1,386 |          2,721|
| Average Scheduled Principal Balance:          |     $488,355  |      $482,928 |      $485,605 |
| Weighted Average Gross Coupon:                |        6.52%  |         5.54% |         6.02% |
| Weighted Average Net Coupon:                  |        6.17%  |         5.16% |         5.66% |
| Weighted Average Stated Remaining Term:       |          349  |           358 |           354 |
| Weighted Average Seasoning:                   |           10  |             2 |             6 |
| Weighted Average Months to Roll:              |           50  |            58 |            54 |
| Weighted Average Amortized Current LTV Ratio: |        67.9%  |         67.0% |         67.5% |
| Weighted Average Gross Margin:                |        2.75%  |         2.75% |         2.75% |
| Weighted Average Net Margin:                  |        2.40%  |         2.37% |         2.39% |
| Weighted Average Initial Rate Cap:            |        4.08%  |         3.67% |         3.87% |
-------------------------------------------------------------------------------------------------

Features of the Transaction
---------------------------

o    Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the
     "Mortgage Loans") originated or purchased by Wells Fargo Home Mortgage, Inc. ("Wells Fargo"),
     ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Bank of America, N.A. ("Bank of America").

o    The Mortgage Loans will be serviced by Wells Fargo (56%), ABN AMRO (30%) and Bank of America (14%).

o    Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 2.85%
     in the form of subordination.

o    No more than 1.00% of the Mortgage Loans are delinquent as of the Cut Off Date.

o    The Deal will be modeled on Intex as "GSR02010" and on Bloomberg as "GSR 02-10".

o    The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                     October 9, 2002

Time Table
----------
Expected Settlement:                October 29th, 2002

Cut-off Date:                       October 1st, 2002

Pricing Date:                       On or before October 14th, 2002

First Distribution Date:            November 25th, 2002

Key Terms
---------
Depositor:                          GS Mortgage Securities Corp.

Servicers:                          Wells Fargo, ABN AMRO and Bank of America

Trustee:                            JPMorgan Chase Bank

Custodian:                          JPMorgan Chase Bank

Servicing Fee:                      37.5 bps for 85.5% of the Mortgage Loans,
                                    25 bps for 14.5% of the Mortgage Loans

Trustee Fee:                        0.75 bps

Distribution Date:                  25th day of the month or the following Business Day

Record Date:                        For any Distribution Date, the last business day of the preceding calendar month, except for the Class A2-A and Class A2-B Certificates, for which the
                                    Record Date is the business day preceding the Distribution Date

Delay Days:                         24 day delay on all Certificates except for the Class A2-A and
                                    Class A2-B Certificates for which interest will accrue from the prior Distribution Date (or, the Closing Date, in the case of the first interest accrual period) through the day preceding such Distribution Date

Prepayment Assumption:              40% CPR for Group I Mortgage Loans and 25% CPR for Group II Mortgage Loans

Interest Accrual:                   On a 30/360 basis; the accrual period is the calendar month preceding the month of each Distribution Date, except for the
                                    Class A2-A and Class A2-B, which accrue from the 25th of the month preceding the Distribution Date (or, the Closing Date, in the case of the first interest accrual period) to, but not including, the 25th of the month of such Distribution Date

Servicer Advancing:                 Yes as to principal and interest, subject to recoverability

Compensating Interest:              Yes, to the extent of the aggregate monthly servicing fee

Optional Call:                      The Certificates will have a 10% optional termination provision

Rating Agencies:                    The Senior Certificates are being rated by two of Moody's, S&P and Fitch.  The
                                    Subordinate Certificates are being rated
                                    by one of the Rating Agencies rating the
                                    Senior Certificates.

Minimum Denomination:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3 Certificates - $250,000
                                    Class X1 and Class X2 - $5,000,000

Legal Investment:                   All of the offered Certificates, other than the Class B2 and Class B3
                                    Certificates, are expected to be SMMEA eligible at settlement

ERISA Eligible:                     Underwriter's exemption is expected to apply to all Offered Certificates, however, prospective purchasers should consult their own counsel

Tax Treatment:                      All offered Certificates represent REMIC regular interests


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 9, 2002

Structure of the Certificates
-----------------------------

o Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2,
     Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the
     "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1 Certificates and the Class A2-A, Class A2-B,
     Class A2-C Certificates (the "Class A2 Certificates", and together with the Class A1 Certificates, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (the "Class X Certificates", and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A
     Certificates' credit support percentage. Thereafter, the Subordinate
     Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support to the Class A Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

o If the Certificate Balance of the Class A Certificates attributable to one Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate Certificates will be crossed over or used to repay the affected Class A Certificates, and the Subordinate Component Balance for such Group will be less than zero.

Priority of Payments
--------------------

         Beginning in November 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

              (i) first, pro rata to the Class A1 and Class X1 Certificates, Accrued Certificate Interest thereon;

              (ii) second, to the Class A1 Certificates, as principal, the
                   Group I senior principal distribution amount, until the certificate balance shall have been reduced to zero;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

              (i) first, pro rata to the Class A2-A, Class A2-B, Class A2-C, and Class X2 Certificates, Accrued Certificate Interest thereon;

              (ii) second, as principal to the Residual Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

              (iii) third, sequentially to the Class A2-A, Class A2-B and Class
                   A2-C Certificates, as principal, the Group II senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (c)  subject to the exceptions described below, unless a Credit Support
              Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

              (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

              (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               October 9, 2002


              (iii) to the Class B2 Certificates, Accrued Certificate Interest
                    thereon;

              (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

              (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

              (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

              (vii) to the Class B4, Class B5 and Class B6 Certificates,
                   interest and principal in the same manner as for the Class
                   B1, Class B2 and Class B3 Certificates, first to the Class B4
                   Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

              (viii) to each class of the certificates in order of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

              (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution
Date and thereafter, distributions of principal on the Class A1 Certificates and the Class A2-A, Class A2-B, and Class A2-C Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support
Depletion Date" is the first Distribution Date (if any) on which the aggregate
Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate
Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate
Certificates that are subordinate to that class by the sum of the certificate balances of the principal and interest certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                 October 9, 2002
Coupons of the Certificates
---------------------------

  -----------------------------------------------------------------------------
 | Class | Bond Reset Date | Initial Coupon |    Coupon After Bond Reset Date  |
 |       |                 |  (approximate) |                                  |
 |-------|-----------------|----------------|----------------------------------|
 |       |                 |                |                                  |
 |   A1  |  December 2006  | Net WAC - [ ]% |   The Minimum of the (1) Net WAC |
 |       |                 |                |  and (2) 1 Year CMT plus 150 bps |
 |-------|-----------------|----------------|----------------------------------|
 |  A2-A |   August 2007   |     [ ]%       |   The Minimum of the (1) Net WAC |
 |       |                 |                |  and (2) 1 Year CMT plus 150 bps |
 |-------|-----------------|----------------|----------------------------------|
 |  A2-B |   August 2007   |     [ ]%       |   The Minimum of the (1) Net WAC |
 |       |                 |                |  and (2) 1 Year CMT plus 150 bps |
 |-------|-----------------|----------------|----------------------------------|
 |  A2-C |   August 2007   |     [ ]%       |  The Minimum of the (1) Net WAC  |
 |       |                 |                | and (2) 1 Year CMT plus 150 bps  |
 |-------|-----------------|----------------|----------------------------------|
 |   X1  |       N/A       |     [ ]%       |     Group I Excess Interest      |
 |-------|-----------------|----------------|----------------------------------|
 |   X2  |       N/A       |     [ ]%       |     Group II Excess Interest     |
 ------------------------------------------------------------------------------

(1) The initial Class B1 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B1
         Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B1 Interest Rate Strip.

(2) The initial Class B2 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B2
         Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B2 Interest Rate Strip.

(3) The initial Class B3 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B3
         Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(4) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate
         Balance of the Class A1 Certificates (the "Class X1 Notional Amount").
         The initial Class X1 Certificate notional amount will be approximately
         $633,373,000, and for any distribution date will equal the aggregate certificate balance of the Class A1 Certificates immediately preceding that distribution date. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A1 Certificates. On each distribution date the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group I weighted average net rate over (ii) the Pass-Through Rate of the Class A1 Certificates. The holders of the Class X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B1 Certificates, (ii) in the case of the Class B2
         Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B2 Certificates and
         (iii) in the case of the Class B3 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B3 Certificates.

(5) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate
         Balance of the Class A2 Certificates (the "Class X2 Notional Amount").
         The initial Class X2 Certificate notional amount will be approximately
         $650,300,000, and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. On each distribution date the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the weighted average Pass-Through Rates of the Class A2
         Certificates.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                October 9, 2002

Selected Mortgage Loan Data:
----------------------------

                      The Mortgage Loans (All Collateral)
Scheduled Principal Balance:                                                     $1,321,331,681
Number of Mortgage Loans:                                                                 2,721
Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,383,343
Average Scheduled Principal Balance:                                                   $485,605
Weighted Average Gross Coupon:                                                            6.02%
Weighted Average Net Coupon:                                                              5.66%
Weighted Average Stated Remaining Term:                                                     354
Weighted Average Seasoning:                                                                   6
Weighted Average Months to Roll:                                                             54
Weighted Average Amortized Current LTV Ratio:                                             67.5%
Weighted Average Gross Margin:                                                            2.75%
Weighted Average Net Margin:                                                              2.39%
Weighted Average Initial Rate Cap:                                                        3.87%
Weighted Average Periodic Rate Cap:                                                       2.01%
Weighted Average Lifetime Rate Cap:                                                       5.12%
Weighted Average FICO Score:                                                                731
Originator:
     Wells Fargo:                                                                         55.6%
     ABN Amro:                                                                            30.3%
     Bank of America:                                                                     14.1%


                          Scheduled Principal Balance

                                   No. of Mortgage           Total Dollar        Scheduled Principal
Scheduled Principal Balance            Loans (#)               Amount ($)            Balance (%)
---------------------------        ---------------          -------------        --------------------
    $50,001 -    $150,000                33                  $  3,828,786                0.3%
   $150,001 -    $250,000                39                     7,913,628                0.6
   $250,001 -    $350,000               485                   157,374,673               11.9
   $350,001 -    $450,000               921                   365,592,340               27.7
   $450,001 -    $550,000               527                   261,601,054               19.8
   $550,001 -    $650,000               364                   220,843,855               16.7
   $650,001 -    $750,000                93                    65,489,645                5.0
   $750,001 -  $1,000,000               250                   223,828,807               16.9
$1,000,001  -  $1,250,000                 1                     1,040,000                0.1
$1,250,001  -  $1,500,000                 3                     4,137,800                0.3
$1,500,001  -  $1,750,000                 2                     3,299,000                0.2
$1,750,001  -  $2,000,000                 2                     3,998,750                0.3
$2,250,001 or Greater                     1                     2,383,343                0.2
------------------------------------------------------------------------------------------------------
Total                                 2,721                $1,321,331,681              100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                 October 9, 2002

                                 Gross Coupons
                            No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                   Loans (#)                Amount ($)              Balance (%)
-----------------           ---------------           ------------         --------------------
4.00% - 4.49%                        5                 $  2,864,236                 0.2%
4.50% - 4.99%                       27                   12,043,000                 0.9
5.00% - 5.49%                      276                  134,305,067                10.2
5.50% - 5.74%                      645                  316,395,758                23.9
5.75% - 5.99%                      766                  368,824,085                27.9
6.00% - 6.49%                      598                  279,836,219                21.2
6.50% - 6.99%                       80                   35,649,825                 2.7
7.00% - 7.49%                      104                   52,962,579                 4.0
7.50% - 7.99%                      110                   54,852,404                 4.2
8.00% - 8.49%                       88                   45,255,049                 3.4
8.50% - 8.99%                       21                   18,026,660                 1.4
9.00% - 9.49%                        1                      316,799                 0.0
----------------------------------------------------------------------------------------------
Total                            2,721               $1,321,331,681               100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding.


                    Amortized Current Loan-to-Value Ratios

                                              No. of Mortgage           Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio            Loans (#)                Amount ($)              Balance (%)
-------------------------------------         ---------------           ------------           --------------------
Below 40.00%                                         115                 $ 58,479,266                 4.4%
40.00% -   49.99%                                    207                  103,422,578                 7.8
50.00% -   59.99%                                    328                  172,728,269                13.1
60.00% -   69.99%                                    627                  327,367,750                24.8
70.00% -   79.99%                                  1,164                  546,015,712                41.3
80.00% -   84.99%                                    165                   73,027,956                 5.5
85.00% -   89.99%                                     76                   28,126,695                 2.1
90.00% - 100.00%                                      39                   12,163,457                 0.9
-----------------------------------------------------------------------------------------------------------------
Total                                              2,721               $1,321,331,681               100.0%
=================================================================================================================
Column totals may not add to 100.0% due to rounding.


                          Primary Mortgage Insurance

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")               Loans (#)                Amount ($)              Balance (%)
-------------------------------------         ---------------          --------------          --------------------
Amortized CLTV < 80%                               2,592               $1,275,977,940                96.6%
Amortized CLTV > 80% with PMI                        127                   44,780,741                 3.4
Amortized CLTV > 80%, with no PMI*                     2                      573,000                 0.0
------------------------------------------------------------------------------------------------------------------
Total                                              2,721               $1,321,331,681               100.0%
==================================================================================================================
Column totals may not add to 100.0% due to rounding.
* These loans were originated in accordance with the Wells Fargo pledged asset program.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                     October 9, 2002

                      Stated Remaining Months to Maturity

Stated Remaining               No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                  Loans (#)                Amount ($)              Balance (%)
------------------------       ---------------           ------------           --------------------
Under 301 Months                        5                 $  2,011,355                 0.2%
313 - 324 Months                       81                   40,909,830                 3.1
325 - 336 Months                      237                  127,632,915                 9.7
337 - 348 Months                       43                   20,438,604                 1.5
349 - 360 Months                    2,355                1,130,338,977                85.5
-----------------------------------------------------------------------------------------------------
Total                               2,721               $1,321,331,681               100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding.

                                    Indices

                                  No. of Mortgage           Total Dollar         Scheduled Principal
Index                                Loans (#)                Amount ($)              Balance (%)
------------                      ---------------          --------------        --------------------
1 Year CMT                             2,721               $1,321,331,681               100.0%
-----------------------------------------------------------------------------------------------------
Total                                  2,721               $1,321,331,681               100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding.


                                Months to Roll

                                   No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                        Loans (#)                Amount ($)              Balance (%)
--------------                    ---------------          --------------        --------------------
13 - 18 Months                              4                 $  1,747,928                 0.1%
19 - 24 Months                             77                   39,161,902                 3.0
25 - 30 Months                            112                   58,611,952                 4.4
31 - 36 Months                            127                   69,742,648                 5.3
37 - 42 Months                             32                   17,473,107                 1.3
43 - 48 Months                              9                    2,324,101                 0.2
49 - 54 Months                             15                    4,758,508                 0.4
55 - 60 Months                          2,341                1,125,988,847                85.2
67 - 72 Months                              2                      641,396                 0.0
76 - 78 Months                              2                      881,293                 0.1
-----------------------------------------------------------------------------------------------------
Total                                   2,721               $1,321,331,681               100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding.


                                 Gross Margin

                               No. of Mortgage           Total Dollar          Scheduled Principal
Gross Margin                      Loans (#)                Amount ($)              Balance (%)
--------------                 ---------------          --------------        --------------------
2.50%                                   5                 $  2,111,125                 0.2%
2.75%                               2,716                1,319,220,556                99.8
---------------------------------------------------------------------------------------------------
Total                               2,721               $1,321,331,681               100.0%
===================================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                   October 9, 2002
                               Initial Rate Cap

                               No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                  Loans (#)                Amount ($)              Balance (%)
----------------               ---------------          --------------        --------------------
2.00%                                 818                $ 402,275,356                30.4%
3.00%                                 272                  142,630,423                10.8
5.00%                               1,631                  776,425,902                58.8
--------------------------------------------------------------------------------------------------
Total                               2,721               $1,321,331,681               100.0%
==================================================================================================
Column totals may not add to 100.0% due to rounding.


                                  FICO Score

                              No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                       Loans (#)                Amount ($)              Balance (%)
--------------                ---------------          --------------        --------------------
Unavailable                           62                 $ 32,620,992                 2.5%
561 - 580                              5                    2,931,425                 0.2
581 - 620                             36                   17,112,413                 1.3
621 - 640                             63                   31,528,737                 2.4
641 - 660                            117                   56,033,118                 4.2
661 - 680                            205                   94,266,826                 7.1
681 - 700                            290                  141,226,189                10.7
701 - 720                            349                  171,414,401                13.0
721 - 740                            344                  166,059,260                12.6
741 - 760                            399                  187,501,779                14.2
761 or Greater                       851                  420,636,541                31.8
-----------------------------------------------------------------------------------------------
Total                              2,721               $1,321,331,681               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                                Property State

                            No. of Mortgage           Total Dollar          Scheduled Principal
Property State                 Loans (#)                Amount ($)              Balance (%)
---------------             ---------------          --------------        --------------------
California                        1,523                $759,186,818                 57.5%
Illinois                            179                  82,970,024                  6.3
Washington                           93                  47,664,632                  3.6
Texas                                83                  40,797,472                  3.1
All Other States(1)                 843                 390,712,735                 29.6
-----------------------------------------------------------------------------------------------
Total                             2,721              $1,321,331,681                100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                       October 9, 2002
                                 Property Type

                             No. of Mortgage           Total Dollar           Scheduled Principal
Property Type                  Loans  (#)                Amount ($)              Balance (%)
---------------              ---------------           --------------        --------------------
Single Family                        2,236             $1,097,720,263                83.1%
PUD                                    233                115,397,064                 8.7
Condo                                  227                 97,684,364                 7.4
2-4 Family                               8                  3,556,299                 0.3
Town House                              10                  3,994,210                 0.3
Co-op                                    7                  2,979,482                 0.2
-----------------------------------------------------------------------------------------------
Total                                2,721             $1,321,331,681               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                                 Loan Purpose

                           No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                  Loans (#)                Amount ($)              Balance (%)
---------------            ---------------           --------------        --------------------
Refinance                       1,331                $ 658,273,641                49.8%
Purchase                        1,000                  470,129,005                35.6
Cash Out                          390                  192,929,035                14.6
-----------------------------------------------------------------------------------------------
Total                           2,721               $1,321,331,681               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                                   Occupancy

                          No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                    Loans (#)                Amount ($)              Balance (%)
---------------           ---------------           --------------        --------------------
Primary                        2,637               $1,279,613,865                96.8%
Second Home                       83                   40,142,816                 3.0
Investor                           1                    1,575,000                 0.1
-----------------------------------------------------------------------------------------------
Total                          2,721               $1,321,331,681               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                                      Age

                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                              Loans (#)                Amount ($)              Balance (%)
---                           ---------------          --------------         -------------------
 0 - 3 Months                      2,319               $1,116,565,986                84.5%
 4 - 6 Months                         26                   11,212,400                 0.8
 7 - 12 Months                        20                    6,241,395                 0.5
13 - 18 Months                         4                      574,363                 0.0
19 - 24 Months                        45                   23,101,343                 1.7
25 - 30 Months                       135                   77,584,514                 5.9
31 - 36 Months                       124                   62,825,156                 4.8
37 - 42 Months                        43                   21,093,298                 1.6
43 - 48 Months                         3                    1,411,542                 0.1
72 Months or Greater                   2                      721,685                 0.1
-----------------------------------------------------------------------------------------------
Total                              2,721               $1,321,331,681               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                      October 9, 2002

                                Document Status

                           No. of Mortgage           Total Dollar          Scheduled Principal
Document Status               Loans (#)                Amount ($)              Balance (%)
---------------            ---------------           --------------        --------------------
Full Doc                         1,473               $ 724,653,998                54.8%
Full / Alt Doc                     818                 401,674,762                30.4
Alt Doc                            353                 159,448,314                12.1
No Doc                              77                  35,554,607                 2.7
-----------------------------------------------------------------------------------------------
Total                            2,721              $1,321,331,681               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                              Property Zip Codes

                             No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes              Loans (#)                Amount ($)              Balance (%)
-------------------          ---------------           --------------        --------------------
90266                                23                 $ 15,369,526                 1.2%
90272                                14                   11,032,836                 0.8
94566                                20                   10,440,897                 0.8
95014                                18                   10,264,316                 0.8
94583                                20                    9,981,843                 0.8
94539                                18                    9,562,467                 0.7
94506                                16                    9,185,399                 0.7
94550                                21                    9,032,597                 0.7
95070                                16                    8,910,887                 0.7
92660                                14                    8,683,676                 0.7
All Others                        2,541                1,218,867,237                92.2
-----------------------------------------------------------------------------------------------
Total                             2,721               $1,321,331,681               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                       Remaining Prepayment Penalty Term

                                                                     Scheduled        Weighted
Remaining Prepayment        No. of Mortgage      Total Dollar         Principal        Average      Weighted Average
Penalty Term                   Loans (#)          Amount ($)         Balance (%)       Coupon       Months to Roll
--------------------        ---------------     ----------------    ------------      ---------     ----------------
No Penalty                       2,370            $1,134,987,812        85.9%            5.75%              58
Expired                             83                41,980,392         3.2             7.11               23
1-12 Months                        236               126,634,520         9.6             7.87               31
13-24 Months                        30                16,216,939         1.2             7.65               40
31-36 Months                         1                   649,518         0.0             8.25               35
36 Months or Greater                 1                   862,500         0.1             8.00               37
--------------------------------------------------------------------------------------------------------------------
Total                            2,721            $1,321,331,681       100.0%            6.02%              54
====================================================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                     October 9, 2002
                         The Mortgage Loans (Group I)

Scheduled Principal Balance:                                                       $651,954,082
Number of Mortgage Loans:                                                                 1,335
Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,283,343
Average Scheduled Principal Balance:                                                   $488,355
Weighted Average Gross Coupon:                                                            6.52%
Weighted Average Net Coupon:                                                              6.17%
Weighted Average Stated Remaining Term:                                                     349
Weighted Average Seasoning:                                                                  10
Weighted Average Months to Roll:                                                             50
Weighted Average Amortized Current LTV Ratio:                                             67.9%
Weighted Average Gross Margin:                                                            2.75%
Weighted Average Net Margin:                                                              2.40%
Weighted Average Initial Rate Cap:                                                        4.08%
Weighted Average Periodic Rate Cap:                                                       2.02%
Weighted Average Lifetime Rate Cap:                                                       5.24%
Weighted Average FICO Score:                                                                729
Originator:
     Wells Fargo:                                                                         55.6%
     Bank of America:                                                                     28.6%
     ABN AMRO:                                                                            15.8%


                          Scheduled Principal Balance
                                      No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance               Loans (#)               Amount ($)              Balance (%)
---------------------------           ---------------          ---------------        --------------------
    $50,001 -   $150,000                       22               $    2,567,404                 0.4%
   $150,001 -   $250,000                       23                    4,562,220                 0.7
   $250,001 -   $350,000                      246                   79,312,987                12.2
   $350,001 -   $450,000                      427                  169,502,793                26.0
   $450,001 -   $550,000                      252                  124,578,978                19.1
   $550,001 -   $650,000                      177                  107,330,106                16.5
   $650,001 -   $750,000                       51                   35,776,623                 5.5
   $750,001 - $1,000,000                      128                  113,464,077                17.4
 $1,000,001 - $1,250,000                        1                    1,040,000                 0.2
 $1,250,001 - $1,500,000                        3                    4,137,800                 0.6
 $1,500,001 - $1,750,000                        2                    3,299,000                 0.5
 $1,750,001 - $2,000,000                        2                    3,998,750                 0.6
 $2,250,001 or Greater                          1                    2,383,343                 0.4
---------------------------------------------------------------------------------------------------------
Total                                      1,335                 $651,954,082               100.0%
=========================================================================================================
Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 9, 2002
                                 Gross Coupons


                           No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                  Loans (#)                Amount ($)              Balance (%)
---------------            ---------------          ---------------        --------------------
5.75% - 5.99%                     333                 $165,054,546                25.3%
6.00% - 6.49%                     598                  279,836,219                42.9
6.50% - 6.99%                      80                   35,649,825                 5.5
7.00% - 7.49%                     104                   52,962,579                 8.1
7.50% - 7.99%                     110                   54,852,404                 8.4
8.00% - 8.49%                      88                   45,255,049                 6.9
8.50% - 8.99%                      21                   18,026,660                 2.8
9.00% - 9.49%                       1                      316,799                 0.0
-----------------------------------------------------------------------------------------------
Total                           1,335                 $651,954,082               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                    Amortized Current Loan-to-Value Ratios

                                                No. of Mortgage         Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)              Amount ($)              Balance (%)
-------------------------------------           ---------------         -------------        --------------------
Below 40.00%                                             53              $ 27,878,810                 4.3%
40.00% -   49.99%                                       113                56,999,862                 8.7
50.00% -   59.99%                                       151                78,882,037                12.1
60.00% -   69.99%                                       284               147,770,755                22.7
70.00% -   79.99%                                       541               261,685,956                40.1
80.00% -   84.99%                                       120                53,702,548                 8.2
85.00% -   89.99%                                        46                16,816,770                 2.6
90.00% -  100.00%                                        27                 8,217,344                 1.3
-----------------------------------------------------------------------------------------------------------
Total                                                 1,335              $651,954,082               100.0%
===========================================================================================================
Column totals may not add to 100.0% due to rounding.


                          Primary Mortgage Insurance

                                            No. of Mortgage         Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")             Loans (#)              Amount ($)              Balance (%)
----------------------------------          ---------------         -------------         -------------------
Amortized CLTV < 80%                              1,254              $623,979,657                95.7%
Amortized CLTV > 80%, with PMI                       79                27,401,425                 4.2
Amortized CLTV > 80%, with no PMI*                    2                   573,000                 0.1
-------------------------------------------------------------------------------------------------------------
Total                                             1,335              $651,954,082               100.0%
=============================================================================================================
Column totals may not add to 100.0% due to rounding.
* These loans were originated in accordance with the Wells Fargo pledged asset program.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                      October 9, 2002

                      Stated Remaining Months to Maturity

Stated Remaining                No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                   Loans (#)                Amount ($)              Balance (%)
----------------                ---------------           ------------          -------------------
Under 301 Months                          4              $    1,616,204                 0.2%
313 - 324 Months                         81                  40,909,830                 6.3
325 - 336 Months                        237                 127,632,915                19.6
337 - 348 Months                         43                  20,438,604                 3.1
349 - 360 Months                        970                 461,356,529                70.8
----------------------------------------------------------------------------------------------------
Total                                 1,335                $651,954,082               100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding.


                                    Indices

                         No. of Mortgage            Total Dollar         Scheduled Principal
Index                       Loans (#)                Amount ($)              Balance (%)
-----                    ----------------           ------------         -------------------
1 Year CMT                    1,335                 $651,954,082                100.0%
--------------------------------------------------------------------------------------------
Total                         1,335                 $651,954,082                100.0%
============================================================================================
Column totals may not add to 100.0% due to rounding.


                                Months to Roll

                           No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                Loans (#)                Amount ($)              Balance (%)
--------------             ---------------          --------------         -------------------
13 - 18 Months                      4               $    1,747,928                 0.3%
19 - 24 Months                     77                   39,161,902                 6.0
25 - 30 Months                    112                   58,611,952                 9.0
31 - 36 Months                    127                   69,742,648                10.7
37 - 42 Months                     32                   17,473,107                 2.7
43 - 48 Months                      9                    2,324,101                 0.4
49 - 54 Months                     12                    3,967,570                 0.6
55 - 60 Months                    958                  457,402,185                70.2
67 - 72 Months                      2                      641,396                 0.1
76 - 78 Months                      2                      881,293                 0.1
---------------------------------------------------------------------------------------------
Total                           1,335                 $651,954,082               100.0%
=============================================================================================
Column totals may not add to 100.0% due to rounding.


                                 Gross Margin

                      No. of Mortgage          Total Dollar         Scheduled Principal
Gross Margin             Loans (#)               Amount ($)             Balance (%)
------------          ---------------        ---------------        ----------------------
2.50%                          5             $     2,111,125                0.3%
2.75%                      1,330                 649,842,957               99.7
------------------------------------------------------------------------------------------
Total                      1,335                $651,954,082              100.0%
==========================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                               October 9, 2002

                               Initial Rate Cap

                              No. of Mortgage         Total Dollar       Scheduled Principal
Initial Rate Cap                 Loans (#)              Amount ($)           Balance (%)
----------------              ---------------         -------------      -------------------
2.00%                                202               $104,701,792             16.1%
3.00%                                272                142,630,423             21.9
5.00%                                861                404,621,867             62.1
--------------------------------------------------------------------------------------------
Total                              1,335               $651,954,082            100.0%
============================================================================================
Column totals may not add to 100.0% due to rounding.


                                  FICO Score

                           No. of Mortgage          Total Dollar         Scheduled Principal
FICO Score                    Loans (#)               Amount ($)             Balance (%)
----------------            ---------------       ---------------        -------------------
Unavailable                        10             $     4,727,624                0.7%
561 - 580                           2                   1,540,106                0.2
581 - 620                          23                  11,817,188                1.8
621 - 640                          37                  19,479,178                3.0
641 - 660                          69                  33,187,564                5.1
661 - 680                         108                  50,152,361                7.7
681 - 700                         135                  62,822,905                9.6
701 - 720                         175                  85,141,843               13.1
721 - 740                         179                  85,178,356               13.1
741 - 760                         180                  81,881,218               12.6
761 or Greater                    417                 216,025,737               33.1
----------------------------------------------------------------------------------------------
Total                           1,335                $651,954,082              100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding.


                                Property State

                               No. of Mortgage              Total Dollar         Scheduled Principal
Property State                    Loabs (#)                   Amount ($)             Balance (%)
----------------               ---------------             -------------         -------------------
California                             762                 $383,644,046               58.8%
Illinois                                64                   28,417,582                4.4
Texas                                   51                   23,396,499                3.6
Washington                              40                   22,178,952                3.4
Florida                                 44                   21,269,669                3.3
All other states                       374                  173,047,335               26.5
----------------------------------------------------- ----------------------------------------------
Total                                1,335                 $651,954,082              100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                         October 9, 2002

                                 Property Type

                         No. of Mortgage              Total Dollar         Scheduled Principal
Property Type               Loans (#)                   Amount ($)             Balance (%)
-------------            ---------------              -------------        -------------------
Single Family                   1,058                 $521,403,031               80.0%
PUD                               125                   64,709,032                9.9
Condo                             142                   61,745,010                9.5
Co-op                               4                    1,638,056                0.3
Town House                          4                    1,703,122                0.3
2-4 Family                          2                      755,831                0.1
-----------------------------------------------------------------------------------------------
Total                           1,335                 $651,954,082              100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                                 Loan Purpose

                            No. of Mortgage          Total Dollar         Scheduled Principal
Loan Purpose                   Loans (#)               Amount ($)             Balance (%)
-------------               ---------------          -------------        -------------------
Refinance                          575                $287,396,983               44.0%
Purchase                           593                 282,516,136               43.3
Cash Out                           167                  82,040,964               12.6
----------------------------------------------------------------------------------------------
Total                            1,335                $651,954,082              100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding.


                                   Occupancy

                            No. of Mortgage          Total Dollar         Scheduled Principal
Occupancy                      Loans (#)               Amount ($)             Balance (%)
-------------               ---------------          -------------        -------------------
Primary                          1,288                $627,590,439               96.3%
Second Home                         46                  22,788,642                3.5
Investor                             1                   1,575,000                0.2
---------------------------------------------------------------------------------------------
Total                            1,335                $651,954,082              100.0%
=============================================================================================
Column totals may not add to 100.0% due to rounding.


                                      Age

                           No. of Mortgage        Total Dollar         Scheduled Principal
Age                           Loans (#)             Amount ($)             Balance (%)
-------------              ---------------        -------------        -------------------
 0 - 3 Months                     939              $449,982,445               69.0%
 4 - 6 Months                      23                 9,209,280                1.4
 7 - 12 Months                     17                 5,450,457                0.8
13 - 18 Months                      4                   574,363                0.1
19 - 24 Months                     45                23,101,343                3.5
25 - 30 Months                    135                77,584,514               11.9
31 - 36 Months                    124                62,825,156                9.6
37 - 42 Months                     43                21,093,298                3.2
43 - 48 Months                      3                 1,411,542                0.2
72 Months or Greater                2                   721,685                0.1
-------------------------------------------------------------------------------------------
Total                           1,335              $651,954,082              100.0%
===========================================================================================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                   October 9, 2002

                                Document Status
                            No. of Mortgage         Total Dollar       Scheduled Principal
Document Status                Loans (#)              Amount ($)           Balance (%)
---------------             ---------------         -------------      -------------------
Full Doc                           834               $414,038,956             63.5%
Alt Doc                            258                114,760,364             17.6
Full / Alt Doc                     202                104,101,198             16.0
No Doc                              41                 19,053,563              2.9
-------------------------------------------------------------------------------------------
Total                            1,335               $651,954,082            100.0%
===========================================================================================
Column totals may not add to 100.0% due to rounding.


                              Property Zip Codes

                         No. of Mortgage          Total Dollar        Scheduled Principal
Property Zip Codes          Loans (#)               Amount ($)            Balance (%)
------------------       ----------------         -------------       -------------------
90272                             9               $   7,807,423               1.2%
90266                            10                   6,931,617               1.1
94506                            11                   6,217,126               1.0
92660                             8                   5,125,777               0.8
95014                             9                   4,852,003               0.7
94566                             8                   4,702,098               0.7
95070                             8                   4,673,973               0.7
94114                             7                   4,555,401               0.7
95138                             8                   4,467,697               0.7
92130                             9                   4,439,323               0.7
All Others                    1,248                 598,181,644              91.8
--------------------------------------------------------------------------------------------
Total                         1,335                $651,954,082             100.0%
============================================================================================
Column totals may not add to 100.0% due to rounding.


                       Remaining Prepayment Penalty Term

                              No. of                            Scheduled         Weighted      Weighted Average
Remaining Prepayment         Mortgage         Total Dollar       Principal         Average            Months
Penalty Term                 Loans (#)         Amount ($)       Balance (%)        Coupon            to Roll
--------------------         ---------        -------------    -----------        --------      -----------------
No Penalty                      984            $465,610,212       71.4%             6.06%             58
Expired                          83              41,980,392        6.4              7.11              23
1 - 12 Months                   236             126,634,520       19.4              7.87              31
13 - 24 Months                   30              16,216,939        2.5              7.65              40
31 - 36 Months                    1                 649,518        0.1              8.25              35
36 Months or Greater              1                 862,500        0.1              8.00              37
----------------------------------------------------------------------------------------------------------------
Total                         1,335            $651,954,082      100.0%             6.52%             50
================================================================================================================
Column totals may not add o 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                  October 9, 2002

                         The Mortgage Loans (Group II)

Scheduled Principal Balance:                                                       $669,377,600
Number of Mortgage Loans:                                                                 1,386
Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,000,000
Average Scheduled Principal Balance:                                                    482,928
Weighted Average Gross Coupon:                                                            5.54%
Weighted Average Net Coupon:                                                              5.16%
Weighted Average Stated Remaining Term:                                                     358
Weighted Average Seasoning:                                                                   2
Weighted Average Months to Roll:                                                             58
Weighted Average Amortized Current LTV Ratio:                                             67.0%
Weighted Average Gross Margin:                                                            2.75%
Weighted Average Net Margin:                                                              2.37%
Weighted Average Initial Rate Cap:                                                        3.67%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.00%
Weighted Average FICO Score:                                                                732
Originator:
     Wells Fargo:                                                                         55.5%
     ABN AMRO:                                                                            44.5%

                          Scheduled Principal Balance
                                  No. of Mortgage          Total Dollar         Scheduled Principal
Scheduled Principal Balance           Loans (#)              Amount ($)             Balance (%)
---------------------------       ---------------         -------------         -------------------
 $50,001 -    $150,000                    11                $  1,261,382                0.2%
$150,001 -    $250,000                    16                   3,351,408                0.5
$250,001 -    $350,000                   239                  78,061,686               11.7
$350,001 -    $450,000                   494                 196,089,547               29.3
$450,001 -    $550,000                   275                 137,022,076               20.5
$550,001 -    $650,000                   187                 113,513,749               17.0
$650,001 -    $750,000                    42                  29,713,022                4.4
$750,001 -  $1,000,000                   122                 110,364,729               16.5
------------------------------------------------------------------------------------------------------
Total                                  1,386                $669,377,600              100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding.


                                 Gross Coupons

                        No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon               Loans (#)                Amount ($)              Balance (%)
-------------           ---------------          --------------        -------------------
4.00% - 4.49%                    5                $   2,864,236                 0.4%
4.50% - 4.99%                   27                   12,043,000                 1.8
5.00% - 5.49%                  276                  134,305,067                20.1
5.50% - 5.74%                  645                  316,395,758                47.3
6.75% - 5.99%                  433                  203,769,539                30.4
-----------------------------------------------------------------------------------------
Total                        1,386                 $669,377,600               100.0%
=========================================================================================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                      October 9, 2002

                    Amortized Current Loan-to-Value Ratios
                                          No. of Mortgage         Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio        Loans (#)              Amount ($)              Balance (%)
-------------------------------------     ---------------         --------------       -------------------
Below 40.00%                                    62                  $30,600,456                 4.6%
40.00% -   49.99%                               94                   46,422,716                 6.9
50.00% -   59.99%                              177                   93,846,232                14.0
60.00% -   69.99%                              343                  179,596,994                26.8
70.00% -   79.99%                              623                  285,329,755                42.6
80.00% -   84.99%                               45                   19,325,408                 2.9
85.00% -   89.99%                               30                   11,309,925                 1.7
90.00% -  100.00%                               12                    3,946,113                 0.6
-----------------------------------------------------------------------------------------------------------
Total                                        1,386                 $669,377,600               100.0%
===========================================================================================================
Column totals may not add to 100.0% due to rounding.


                          Primary Mortgage Insurance

                                          No. of Mortgage         Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")           Loans (#)              Amount ($)              Balance (%)
----------------------------------        --------------          -------------         -------------------
Amortized CLTV < 80%                         1,338                $ 651,998,283                97.4%
Amortized CLTV > 80%, with PMI                  48                   17,379,316                 2.6
-----------------------------------------------------------------------------------------------------------
Total                                        1,386                $ 669,377,600               100.0%
===========================================================================================================
Column totals may not add to 100.0% due to rounding.


                      Stated Remaining Months to Maturity

Stated Remaining          No. of Mortgage         Total Dollar          Scheduled Principal
Term (Scheduled)             Loans (#)              Amount ($)              Balance (%)
----------------          ---------------         -------------         -------------------
337 - 348 Months                 1                $     395,151                 0.1%
349 - 360 Months             1,385                  668,982,448                99.9
-------------------------------------------------------------------------------------------
Total                        1,386                 $669,377,600               100.0%
===========================================================================================
Column totals may not add to 100.0% due to rounding.


                                    Indices

                            No. of Mortgage        Total Dollar         Scheduled Principal
Index                          Loans (#)             Amount ($)              Balance (%)
-----                       ---------------        -------------        -------------------
1 Year CMT                      1,386               $669,377,600               100.0%
-------------------------------------------------------------------------------------------
Total                           1,386               $669,377,600               100.0%
===========================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                         October 9, 2002
                                Months to Roll

                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                   Loans (#)                Amount ($)              Balance (%)
--------------                ---------------           -------------         --------------------
49 - 54 Months                         3                 $    790,938                 0.1%
55 - 60 Months                     1,383                  668,586,662                99.9
-------------------------------------------------------------------------------------------------
Total                              1,386                 $669,377,600               100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding


                                 Gross Margin

                            No. of Mortgage           Total Dollar          Scheduled Principal
Gross Margin                   Loans (#)                Amount ($)              Balance (%)
--------------              ---------------           -------------         --------------------
2.75%                            1,386                 $669,377,600               100.0%
------------------------------------------------------------------------------------------------
Total                            1,386                 $669,377,600               100.0%
================================================================================================
Column totals may not add to 100.0% due to rounding.


                               Initial Rate Cap

                             No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                Loans (#)                Amount ($)              Balance (%)
----------------             ---------------           -------------         --------------------
2.00%                               616                 $297,573,564                44.5%
5.00%                               770                  371,804,036                55.5
------------------------------------------------------------------------------------------------
Total                             1,386                 $669,377,600               100.0%
================================================================================================
Column totals may not add to 100.0% due to rounding.


                                  FICO Score

                            No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                     Loans (#)                Amount ($)              Balance (%)
----------                  ---------------           -------------         -------------------
Unavailable                         52                 $ 27,893,368                 4.2%
561 - 580                            3                    1,391,319                 0.2
581 - 620                           13                    5,295,225                 0.8
621 - 640                           26                   12,049,559                 1.8
641 - 660                           48                   22,845,554                 3.4
661 - 680                           97                   44,114,465                 6.6
681 - 700                          155                   78,403,284                11.7
701 - 720                          174                   86,272,557                12.9
721 - 740                          165                   80,880,904                12.1
741 - 760                          219                  105,620,561                15.8
761 or Greater                     434                  204,610,804                30.6
----------------------- ------------------------------------------------------------------------
Total                            1,386                 $669,377,600               100.0%
======================= ========================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                      October 9, 2002
                                Property State

                            No. of Mortgage           Total Dollar          Scheduled Principal
Property State                  Loans (#)                Amount ($)              Balance (%)
--------------              ---------------           -------------         -------------------
California                         761                 $375,542,772                56.1%
Illinois                           115                   54,552,442                 8.1
Washington                          53                   25,485,680                 3.8
All Other States(1)                457                  213,796,704                31.8
------------------------------------------------------------------------------------------------
Total                            1,386                 $669,377,600               100.0%
================================================================================================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.


                               Property Type

                            No. of Mortgage           Total Dollar          Scheduled Principal
Property Type                   Loans (#)                Amount ($)              Balance (%)
--------------              ---------------           -------------         -------------------
Single Family                    1,178                 $576,317,231                86.1%
PUD                                108                   50,688,032                 7.6
Condo                               85                   35,939,354                 5.4
2-4 Family                           6                    2,800,468                 0.4
Town House                           6                    2,291,088                 0.3
Co-op                                3                    1,341,426                 0.2
-----------------------------------------------------------------------------------------------
Total                            1,386                 $669,377,600               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                                 Loan Purpose

                            No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                    Loans (#)                Amount ($)              Balance (%)
--------------              ---------------           -------------         -------------------
Refinance                           756                $370,876,659                55.4%
Purchase                            407                 187,612,870                28.0
Cash Out                            223                 110,888,071                16.6
-----------------------------------------------------------------------------------------------
Total                             1,386                $669,377,600               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                                   Occupancy

                          No. of Mortgage          Total Dollar         Scheduled Principal
Occupancy                    Loans (#)               Amount ($)             Balance (%)
--------------            ---------------          -------------        -------------------
Primary                        1,349                $652,023,426               97.4%
Second Home                       37                  17,354,174                2.6
-------------------------------------------------------------------------------------------
Total                          1,386                $669,377,600              100.0%
===========================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                      October 9, 2002
                                      Age

                          No. of Mortgage          Total Dollar         Scheduled Principal
Age                          Loans (#)               Amount ($)             Balance (%)
--------------            ---------------          -------------        -------------------
0 - 3 Months                  1,380                 $666,583,541                99.6%
4 - 6 Months                      3                    2,003,120                 0.3
7 - 12 Months                     3                      790,938                 0.1
--------------------------------------------------------------------------------------------
Total                         1,386                 $669,377,600               100.0%
============================================================================================
Column totals may not add to 100.0% due to rounding.


                                Document Status

                             No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                 Loans (#)                Amount ($)              Balance (%)
---------------              ---------------           -------------         -------------------
Full Doc                            639                 $310,615,042                46.4%
Full / Alt Doc                      616                  297,573,564                44.5
Alt Doc                              95                   44,687,950                 6.7
No Doc                               36                   16,501,044                 2.5
-----------------------------------------------------------------------------------------------
Total                             1,386                 $669,377,600               100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding.


                              Property Zip Codes

                             No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes              Loans (#)                Amount ($)              Balance (%)
------------------           ---------------           -------------         -------------------
90266                                13                $   8,437,910                 1.3%
94583                                14                    7,404,390                 1.1
94539                                12                    6,221,912                 0.9
94566                                12                    5,738,800                 0.9
95032                                11                    5,678,233                 0.8
94588                                11                    5,667,562                 0.8
95014                                 9                    5,412,314                 0.8
60614                                11                    5,381,703                 0.8
94087                                11                    5,174,519                 0.8
92679                                11                    5,135,815                 0.8
All Others                        1,271                  609,124,442                91.0
------------------------------------------------------------------------------------------------
Total                             1,386                 $669,377,600               100.0%
================================================================================================
Column totals may not add to 100.0% due to rounding.


                       Remaining Prepayment Penalty Term

                                                                  Scheduled       Weighted
Remaining Prepayment     No. of Mortgage      Total Dollar        Principal        Average      Weighted Average
Penalty Term                Loans (#)           Amount ($)        Balance (%)      Coupon       Months to Roll
--------------------     ---------------      -------------       -----------      --------     ----------------
No Penalty                 1,386               $669,377,600         100.0%          5.54%           58
----------------------------------------------------------------------------------------------------------------
Total                      1,386               $669,377,600         100.0%          5.54%           58
================================================================================================================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.